AETNA GET FUND
                                    Series J


                         Supplement Dated August 2, 2000


The information below supplements the information contained in the Aetna GET Fund - Series J Prospectus dated June 1, 2000. This Supplement should be read with the Prospectus.

The Fund's investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), is an indirect wholly owned subsidiary of Aetna Inc. ("Aetna"). Aetna has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Fund's investment advisory agreement, which would result in a termination of that agreement. Consequently, it is anticipated that Aeltus will seek approval of a new agreement from the Fund's Board of Trustees and the shareholders of the Fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000.
















X.GETJ-00                                                      August 2000